UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 1999

                            COMPOSITE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


        Florida                      0-2455                      65-0790758
----------------------------       -------------             -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
   of incorporation)                file number)             Identification No.)


7777 Fay Avenue, Suite 112, LaJolla, CA                92037
----------------------------------------              ----------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code:   (619) 459-4843


                             JS BUSINESS WORKS, INC.
          (Former name or former address, if changes since last report)
                                   219 Almeria
                            West Palm Beach, FL 33401


                           Copy of Communications to:
                               Donald F. Mintmire
                              Mintmire & Associates
                               265 Sunrise Avenue
                                    Suite 204
                              Palm Beach, FL 33480
                                 (561) 832-5696



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ITEM 5.           OTHER EVENTS.

         On June 30, 1999, JS Business Works, Inc. (the "Company"), a Florida corporation, and Composite Solutions, Inc. ("CSI"), a Nevada corporation, and the individual holders of all of the outstanding capital stock of CSI (the "Holders") consummated a reverse acquisition (the "Reorganization") pursuant to a certain Share Exchange Agreement ("Agreement") of such date. Pursuant to the Agreement, the Holders tendered to the Company all issued and outstanding 100,000 shares of common stock of CSI in exchange for 1,000,000 Shares of common stock of the Company. The reorganization is being accounted for as a reverse acquisition.

         Simultaneously with the closing of the Reorganization, all of the then officers and directors of the Company tendered their respective resignations in accordance with the terms of the Agreement. Thomas Burke and Gilbert A. Hegemier were elected to serve on the Board of Directors of the Company (the "Board"). The Board subsequently appointed Gilbert A. Hegemier as Chairman of the Board; Thomas Burke as the President and Chief Executive Officer of the Company; Donald Nicholson as the Vice President and Chief Operating Officer of the Company;
Eileen Beattie as the Treasurer of the Company; and, Herbert M. Brugh as the Secretary of the Company.

         The Company also announced it had amended its Articles of Incorporation in order to change the name of the Company from JS Business Works, Inc. to Composite Solutions, Inc. Immediately following the name change, the Company effected a forward split of its common stock at the rate of 9.229876 to 1, for holders of record on June 21, 1999, with distribution effective June 28, 1999.
 Total issued and outstanding stock following the forward split and after effecting the Share Exchange Agreement is 14,300,000.

         Copies of the Agreement are filed herewith as Exhibit 2.1, and are incorporated herein by reference. The foregoing descriptions are qualified in their entirety by reference to the full text of such agreements.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of business acquired.

         (4) Financial statements of Composite Solutions, Inc., a Nevada corporation, will be filed by amendment to this Form 8-K not later than sixty
(60) days from the filing of this report.

(d)      Pro forma financial information.

         (2) Pro forma financial information regarding the Reorganization will be filed by amendment to this Form 8-K not later than sixty (60) days from the filing of this report.

(c)      Exhibits

Exhibit 2.1 Share Exchange Agreement between JS Business Works, Inc. and Composite Solutions, Inc. dated June 17, 1999.

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                                   COMPOSITE SOLUTIONS, INC.
                                   (Registrant)




Date:    June 30, 1999             By:      /s/ Thomas Burke
                                            ----------------
                                             Thomas Burke
                                             President and Director